Exhibit 10.1

Electronically Filed
12/4/2018 10:11 AM Steven D. Grierson CLERK OF THE COURT /s/ Steven D. Grierson

NOTC

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	) CASE NO.:	A-18-778327-P
In the Matter of	) DEPT NO.:	11
)
PHOENIX INTERNATIONAL VENTURES, INC., a	)
Nevada Corporation,	)
_______________________________________________________________	)

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 3rd day of December, 2018, the attached Order Discharging Custodian was entered in the above-captioned case.

Dated this 4th day of December, 2018

CHASEY LAW OFFICES

/s/ Peter L. Chasey

Peter L. Chasey, Esq.

Nevada Bar No. 007650

3295 N. Fort Apache Rd., Ste. 110

Las Vegas, NV 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

Email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

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CERTIFICATE OF SERVICE

I hereby certify that on the 4th day of December, 2018, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail postage fully prepaid addressed to the following:

Phoenix International Ventures, Inc.	Phoenix International Ventures, Inc.
61 B Industrial Parkway	2201 Lockheed Way
Carson City, NV 89706	Carson City, NV 89706

Phoenix International Ventures, Inc.	Transfer Online
201 Lockheed Way	512 SE Salmon Street
Carson City, NV 89706	Portland, OR 97214

/s/ Shannon Bernosky

AN EMPLOYEE OF CHASEY LAW OFFICES

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Electronically Filed
12/3/2018 10:11 AM Steven D. Grierson CLERK OF THE COURT /s/ Steven D. Grierson

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

	) CASE NO.:	A-18-778327-P
In the Matter of	) DEPT NO.:	11
)
PHOENIX INTERNATIONAL VENTURES, INC., a	)
Nevada Corporation,	)
_______________________________________________________________	)

ORDER DISCHARGING CUSTODIAN

Custodian SMALL CAP COMPLIANCE, LLC's Motion to Discharge Custodian came on for hearing before the above Court and, having considered the motion, and good cause appearing, this Court orders and decrees as follows:

IT IS HEREBY ORDERED that the actions taken by Custodian SMALL CAP COMPLIANCE, LLC on behalf of PHOENIX INTERNATIONAL VENTURES, INC. are hereby approved,

IT IS FURTHER ORDERED that the SMALL CAP COMPLIANCE, LLC's Custodianship of the Nevada Corporation known as PHOENIX INTERNATIONAL VENTURES, INC. is hereby terminated,

☒ Voluntary Dismissal	☐ Summary Judgment
☐ Involuntary Dismissal	☐ Stipulated Judgment
☐ Stipulated Dismissal	☐ Default Judgment
☐ Motion to Dismiss by Deft(s)	☐ Judgment of Arbitration

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IT IS FURTHER ORDERED that Custodian SMALL CAP COMPLIANCE, LLC is hereby discharged as Custodian of the Nevada Corporation known as PHOENIX INTERNATIONAL VENTURES, INC.

IT IS SO ORDERED.

Dated this 28th day of November 2018.

/s/ Signature Illegible

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter L. Chasey

Peter L. Chasey, Esq.

Nevada Bar No. 007650

3295 N. Fort Apache Rd., Ste. 110

Las Vegas, NV 89129

(702) 233-0393

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

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